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                                                                       EXECUTION

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of January __, 2002, is made by and between BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. (the "Bank"), and CAPITALSOURCE FINANCE LLC ("CapitalSource"; the Bank and CapitalSource being, individually, each a "Party" and, collectively, the "Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Bank is a party to the Amended and Restated Loan and Security Agreement dated as of August 13, 1999, among Opticare Eye Health Centers, Inc., a Connecticut corporation ("OptiCare"), Primevision Health, Inc., a Delaware corporation ("PVH" and, together with OptiCare, the "Borrowers"), Opticare Health Systems, Inc., a Delaware corporation (the "Parent" and, collectively with the Borrowers, the "Obligors"), the financial institutions from time to time party thereto (collectively, the "Lenders"), Bank Austria, AG, in its capacity as LC Issuer (the "LC Issuer"), and the Bank, in its capacity as agent (in such capacity, the "Agent") for the Lenders and the LC Issuer (as amended, restated or modified from time to time, the "Loan Agreement"; capitalized terms used in this Agreement shall have the meanings given them in the Loan Agreement unless otherwise defined herein); and

         WHEREAS, the Bank desires to sell and assign to CapitalSource, and CapitalSource desires to purchase and assume from the Bank, the Assigned Interest (as defined below) on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, the Parties hereby agree as follows:

         1. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, effective as of the Effective Date (as defined below) the Bank hereby sells and assigns to CapitalSource, without recourse, representation, warranty or covenant of any kind or nature (other than as expressly provided herein), and CapitalSource hereby purchases and assumes from the Bank, all of the Bank's right, title and interest in and to, and all obligations of the Bank under or in respect of all Loans (as such Loans have been forgiven in part pursuant to that certain Instrument of Forgiveness dated the date hereof made by the Bank, but excluding the obligations of the Obligors to make repayment of any amounts drawn under that certain Letter of Credit No. 138, dated January 15, 1999, issued by the Bank for the benefit of CIGNA HealthCare of North Carolina, Inc., in the original amount of $400,000, which obligations are being novated and fully-cash collateralized pursuant to that certain Cash Collateral Agreement of even date herewith between the Bank and the Parent on the Effective Date (the "Cash Collateral Agreement")) held by the Bank as of the date hereof, and the Loan Agreement and the other Loan Documents as of the date hereof (it being understood and agreed that the Cash Collateral Agreement is not a Loan Document and neither it nor the Bank's rights and obligations thereunder are being assigned and assumed hereunder) (all of the foregoing, subject to the immediately preceding parenthetical clause, being, collectively, the "Assigned Interest").

         2. Effective as of the Effective Date (a) the Bank hereby resigns and retires as Agent; (b) CapitalSource, as Lender, appoints itself successor Agent and authorizes the Agent to take such action as an agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to such Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (c) CapitalSource accepts such appointment and agrees to act as successor Agent; and (d) pursuant to
Section 13.8 of the Loan Agreement, CapitalSource, as successor Agent, shall hereupon succeed to and become vested with all the rights, powers, privileges and duties of



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the Bank, as retiring Agent, and the Bank, as retiring Agent, is hereupon discharged from its duties and obligations under the Loan Agreement and the Loan Documents.

         3. The Bank (a) represents and warrants that it is the legal and beneficial owner of the Assigned Interests free and clear of all encumbrances created by, through or under it and that it has not assigned any right, title or interest in the Assigned Interest to any other Person; (b) represents and warrants that the execution, delivery and performance by the Bank of this Agreement does not require the consent of any other Person other than, if the amounts owed to Alexander Enterprise, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and/or Dean J. Yimoyines ("Yimoyines") under the Subordinated Note are not paid in full and Alexander Enterprise, Palisade and/or Yimoyines shall not have entered into an agreement evidencing termination of the Subordination Agreement and the satisfaction of the Subordinated Note, the consent of Alexander Enterprise, Palisade and/or Yimoyines may be required; (c) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or guarantor or any of their respective Subsidiaries or the performance or observance by any Obligor or guarantor or any of their respective Subsidiaries of any of their respective obligations under the Loan Agreement or the other Loan Documents to which they are a party or any other instrument or document furnished pursuant thereto.

         4. CapitalSource (a) confirms that it has received (i) the Original Term Note, dated as of August 13, 1999, made by PVH, together with a separate Endorsement thereto; the three Revolving Notes, each dated as of August 13, 1999, made by PVH, Consolidated Eye Care, Inc. and OptiCare, respectively, each together with a separate Endorsement thereto; an original of each of the Guaranty and the Security Agreement executed by (among others) OECC and the Stock Pledge Agreement; and the certificates in the Bank's possession representing the stock pledged to the Bank pursuant to the Stock Pledge Agreement (the delivery of which original documents and certificates is a condition to CapitalSource's willingness to enter into this Agreement); (ii) a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein; and (iii) such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon the Agent or the Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (c) represents and warrants that immediately prior to the purchase of the Assigned Interest, either (i) no interest in the Assigned Interest is being purchased by or on behalf of one or more "employee benefit plans" subject to Title I of ERISA, "plans" subject to Section 4975 of the Code or any Person whose assets include the assets of any such employee benefit plan or plan (all of the foregoing in this subclause (i) being, collectively, "Benefit Plans"), (ii) the transaction exemption set forth in one or more PTEs (as defined below) issued by the U.S. Department of Labor, such as PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds), and PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers) is available with respect to the purchase and holding of the Assigned Interest and the exercise of CapitalSource's rights thereunder, or (iii) the funds being used by CapitalSource to purchase the Assigned Interest are from a fund managed by a Manager (as defined below) within the meaning of Part V of PTE 84-14, the Manager made the investment decision on behalf of CapitalSource to purchase the Assigned Interest from the Bank as contemplated by this Agreement, and the purchase of the Assigned Interest hereunder satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14; and (d) agrees that it will perform in accordance with their terms



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all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.

         5. This Agreement shall become effective upon the satisfaction of the following conditions:

             (a) CapitalSource shall have executed a counterpart of this Agreement;

             (b) Each of the Obligors shall have consented to this Agreement and the transactions contemplated hereby by subscribing their consent below; and

             (c) CapitalSource shall have paid the sum of $21,800,000 (the "Purchase Price"; the date on which the Bank receives the Purchase Price pursuant to this clause (c) being the "Effective Date") to the Bank by wire transfer of immediately available funds addressed as follows:

         Pay to:                    Bayerische Hypo-und Vereinsbank AG, New York
                                      Branch, via Fedwire
         ABA                        026008808
         Account Number             594-012033-4055-01
         Account Name               Loan Clearing
         Account Reference          Opticare
         Attention:                 Loan Servicing Department - Charlene
                                      Cumberbatch

         6. Subject to the satisfaction of the conditions set forth in Paragraph 5 above, effective as of the Effective Date (a) CapitalSource shall be a party to the Loan Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and (b) the Bank shall relinquish all of its rights and be released from all of its obligations under the Loan Agreement and the other Loan Documents.

         7. It is agreed that all payments of principal, interest and other amounts in respect of the Loans and other Obligations made on the Assigned Interest which occur on and after the Effective Date will be paid directly by the Agent to CapitalSource.

         8. The Bank and CapitalSource agree to execute and deliver all such documents and instruments, and to take all such actions, as the other Party may reasonably request to effectuate the intent and purposes, and to carry out the terms, of this Agreement; provided, however, that prior to such execution and delivery of any such documents or instruments by the Bank or the taking of such action by the Bank, the Obligors or CapitalSource shall have paid or reimbursed the Bank for all fees, costs and expenses (including the reasonable fees and disbursements of counsel) incurred or paid or to be incurred or paid by the Bank in connection with the preparation and review of such documents or instruments by the Bank or the taking of such action by the Bank.

         9. CapitalSource agrees that (a) any sale, assignment, grant of a participation in or other transfer by CapitalSource of all or any portion of the Assigned Interest, this Agreement, its rights under this Agreement, or any interest in the Assigned Interest shall not violate any applicable laws, rules or regulations, including, without limitation, any applicable securities laws, rules or regulations; and (b) with respect to a transfer by CapitalSource of its rights against the Bank under this Agreement (i) the transferee shall represent and warrant that (A) no interest in the Assigned Interest is being acquired by the transferee by or on behalf of a Person who is, or at any time while the Assigned Interest is held thereby will be, one or more Benefit Plans, (B) the transaction exemption set forth in one or more prohibited transaction class exemptions ("PTEs") issued by the U.S. Department of Labor, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class



                                       3

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exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds), and PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to the acquisition and holding of the Assigned Interest by the transferee and the exercise of the transferee's rights thereunder, or (C) the funds being used by the transferee to purchase all or any portion of the Assigned Interest are from a fund managed by a Qualified Professional Asset Manager (a "Manager") within the meaning of Part V of PTE 84-14, the Manager made the investment decision on behalf of the transferee to acquire the Assigned Interest from the transferor, the acquisition and holding of the Assigned Interest hereunder satisfies the requirements of sub-sections
(b) through (g) of Part I of PTE 84-14 and the individual making the investment decision to purchase the Assigned Interest on behalf of the transferee has no actual knowledge (without duty of inquiry or investigation) that the requirements of subsection (a) of Part I of PTE 84-14 are not satisfied, and
(ii) the transferee must agree that it will obtain from each of its direct transferees the representations, warranties and covenants contained in this clause (b) (including, without limitation, this subclause (ii)).

         10. CapitalSource shall indemnify, defend, and hold the Bank and its shareholders, officers, directors, agents and employees (collectively, "Bank Indemnitees") harmless from and against any liability, claim, cost, loss, judgment, damage, or expense (including reasonable attorneys' fees and expenses) that the Bank Indemnitees incur or suffer as a result of or arising out of (a) any obligation or liability assumed by CapitalSource pursuant to this Agreement or (b) CapitalSource's breach of any of its representations, warranties, covenants or agreements in this Agreement. The Bank shall indemnify, defend, and hold CapitalSource and its shareholders, officers, directors, agents and employees (collectively, "CapitalSource Indemnitees") harmless from and against any liability, claim, cost, loss, judgment, damage, or expense (including reasonable attorneys' fees and expenses) that the CapitalSource Indemnitees incur or suffer as a result of or arising out of the Bank's breach of any of its representations, warranties, covenants or agreements in this Agreement.

         11. This Agreement constitutes the entire agreement of the Parties with respect to the respective subject matter matters thereof and supersede all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and finally integrated into this Agreement.

         12. This Agreement may be executed by telecopy in multiple counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Transmission by telecopier of an executed counterpart of any Operative Document shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Agreement shall be deemed to be a duplicate original.

         13. The relationship between the Bank and CapitalSource shall be that of seller and buyer. Neither is a trustee or agent for the other, nor does either have fiduciary obligations to the other. This Agreement shall not be construed to create a partnership or joint venture between the Parties.

         14. All representations, warranties, covenants and other provisions made by the Parties shall be considered to have been relied upon by the Parties and shall survive the execution, delivery, and performance of this Agreement.

         15. This Agreement, including the representations, warranties, covenants and undertakings contained in this Agreement, shall inure to the benefit of, be binding upon and be enforceable by and against the Parties and their respective successors and permitted assigns.



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         16. The illegality, invalidity, or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

         17. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         18. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         19. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO AND ACCEPT THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, AND WAIVES ANY OBJECTION IT MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE PERSONAL JURISDICTION OVER IT.

[balance of page intentionally left blank]



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         IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute and deliver this Agreements as of the date first above writteN.
                                          BANK AUSTRIA CREDITANSTALT CORPORATE
                                          FINANCE, INC.

                                          By:___________________________________
                                          Name:
                                          Title:


                                          CAPITALSOURCE FINANCE LLC

                                          By:___________________________________
                                          Name:
                                          Title:


Each of the undersigned hereby consents to and agrees to honor the foregoing Assignment and Assumption Agreement, the purchase and sale of the Assigned Interest provided for therein, the retirement of the Bank as Agent and the appointment and acceptance of CapitalSource as successor Agent provided for therein and all other provisions of the foregoing Assignment and Assumption Agreement, notwithstanding anything to the contrary set forth in the Loan Agreement or any other Loan Document.

OPTICARE EYE HEALTH CENTERS, INC.

By:_____________________________
Name:
Title:

PRIMEVISION HEALTH, INC.

By:_____________________________
Name:
Title:

OPTICARE HEALTH SYSTEMS, INC.

By:_____________________________
Name:
Title:


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